NEWS RELEASE

Coeur Reports First Quarter 2017 Results
Chicago, Illinois - April 26, 2017 - Coeur Mining, Inc. (the “Company” or “Coeur”) (NYSE: CDE) today reported first quarter 2017 financial results, achieving $206.1 million of revenue, which represented increases of 29% quarter-over-quarter and 39% year-over-year. Net income during the first quarter was $18.7 million, or $0.10 per share, and adjusted net income1 was $7.0 million, or $0.04 per share.
Quarterly cash flow from operating activities was $55.3 million, increases of $29.8 million quarter-over-quarter and $48.7 million year-over-year. First quarter adjusted EBITDA1 totaled $56.6 million, representing a 29% increase quarter-over-quarter and a 51% increase year-over-year. Last twelve month (LTM) adjusted EBITDA1 was $235.4 million, representing increases of 9% quarter-over-quarter and 71% year-over-year. Free cash flow1 increased $35.8 million quarter-over-quarter and $56.0 million year-over-year to $31.3 million.
Balance sheet improvements since the beginning of 2016 resulted in a $7.5 million, or 68%, year-over-year decline in quarterly interest expense. Combined with higher LTM adjusted EBITDA1, the Company's significant debt reductions resulted in total and net debt-to-LTM adjusted EBITDA1 ratios of 0.9x and 0.04x, respectively, compared to 3.7x and 2.5x a year earlier.

First Quarter Highlights

•
Silver and gold production were 3.9 million ounces and 88,218 ounces, respectively, or 9.2 million silver equivalent ounces (AgEqOz)[1], representing a decline of 8% quarter-over-quarter and an increase of 14% year-over-year

•	Sales of 4.5 million ounces of silver and 110,874 ounces of gold, or 11.1 million AgEqOz[1], increased 29% quarter-over-quarter and 34% year-over-year

•
Companywide all-in sustaining costs (AISC) and adjusted AISC per average spot AgEqOz[1] were $13.65 and $13.66, respectively, both declining 6% quarter-over-quarter. On a 60:1 price equivalence basis, companywide AISC and adjusted AISC per AgEqOz[1] were $15.01 and $15.02, both representing quarter-over-quarter decreases of 7%

•
Primary silver operations delivered costs applicable to sales (CAS) and adjusted CAS per average spot AgEqOz[1] of $10.64 and $10.63, respectively, representing quarter-over-quarter decreases of 7% and 6%

•	For primary gold operations, CAS and adjusted CAS per gold equivalent ounce (AuEqOz)[1] were $788 and $791, respectively, representing 17% increases compared to the prior quarter

•	Cash and equivalents totaled $210.0 million at March 31, 2017, an increase of nearly $50 million compared to year-end

•	The Company completed the sale of the Joaquin project for consideration of $27.4 million, realizing a gain of $21.1 million; Coeur also retained a 2.0% NSR royalty on the Joaquin project

•
Quarterly expensed exploration tripled year-over-year to $5.3 million primarily due to expanded drilling activities at Palmarejo and Kensington and the near-completion of a 25,000 meter drill program at La Preciosa to support a revised Preliminary Economic Assessment (PEA) expected later this year

"Coeur delivered a solid first quarter with strong earnings and cash flows, affirming the steps we have taken to reposition our portfolio and balance sheet," said Mitchell J. Krebs, Coeur's President and Chief Executive Officer. "Rising production levels at our Palmarejo mine and higher metal sales more than offset the impact of record rainfall at our Rochester mine in Nevada and persistent drought conditions at our San Bartolomé mine in Bolivia. Companywide costs also continued to trend lower with first quarter metrics coming in well below full-year guidance. Combined with considerable interest savings from recent balance sheet improvements, we reported significantly higher earnings and cash flows compared to the same period last year.
"Near-mine and early-stage exploration programs have been accelerated as planned with 17 drill rigs active at the end of the quarter compared to three a year earlier. In addition to the encouraging drill results we have seen at Palmarejo, we are nearing completion of a 25,000 meter drill program at La Preciosa to support a revised PEA expected later this year targeting a potential smaller, higher-grade, lower capital silver-gold operation.
"Concurrent with our increased exploration activities, our expansion initiatives at Palmarejo, Rochester and Kensington remain on schedule and on budget. At Palmarejo, we are on track to achieve 50% production increases this year from higher-grade underground operations. At Rochester, we are completing the last element of a multi-year expansion effort to position the mine for strong and sustainable cash flow. At Kensington, we expect higher-grade ore from the Jualin deposit to boost production and further reduce unit costs starting late this year. This strong execution continues to support our trajectory toward a higher-margin, higher cash flowing precious metals mining company."

Financial and Operating Highlights (Unaudited)

(Amounts in millions, except per share amounts, gold ounces produced & sold, and per-ounce metrics)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Revenue	$206.1	$159.2	$176.2	$182.0	$148.4
Costs Applicable to Sales	$132.7	$102.0	$105.4	$100.5	$101.6
General and Administrative Expenses	$10.1	$6.6	$7.1	$7.4	$8.3
Net Income (Loss)	$18.7	$(8.3)	$69.6	$14.5	$(20.4)
Net Income (Loss) Per Share	$0.10	$(0.03)	$0.42	$0.09	$(0.14)
Adjusted Net Income (Loss)[1]	$7.0	$2.8	$38.6	$16.9	$(10.5)
Adjusted Net Income (Loss)[1] Per Share	$0.04	$0.01	$0.23	$0.11	$(0.06)
Weighted Average Shares Outstanding	178.9	178.6	161.0	157.9	150.2
EBITDA[1]	$73.4	$27.4	$50.9	$62.1	$20.8
Adjusted EBITDA[1]	$56.6	$44.0	$62.7	$72.0	$37.4
Cash Flow from Operating Activities	$55.3	$25.5	$47.8	$45.9	$6.6
Capital Expenditures	$24.0	$29.9	$25.6	$23.3	$22.2
Free Cash Flow[1]	$31.3	$(4.5)	$14.6	$12.2	$(24.7)
Cash, Equivalents & Short-Term Investments	$210.0	$162.2	$222.5	$257.6	$173.4
Total Debt[2]	$219.1	$210.9	$401.7	$511.1	$511.1
Average Realized Price Per Ounce – Silver	$17.61	$16.64	$19.61	$17.38	$15.16
Average Realized Price Per Ounce – Gold	$1,149	$1,170	$1,317	$1,255	$1,178
Silver Ounces Produced	3.9	3.9	3.5	4.0	3.4
Gold Ounces Produced	88,218	102,500	84,871	92,727	78,072
Silver Equivalent Ounces Produced[1]	9.2	10.0	8.6	9.6	8.1
Silver Ounces Sold	4.5	3.4	3.4	4.0	3.5
Gold Ounces Sold	110,874	87,108	83,389	88,543	79,091
Silver Equivalent Ounces Sold[1]	11.1	8.6	8.4	9.3	8.3
Silver Equivalent Ounces Sold (Average Spot)[1]	12.2	9.6	9.1	10.6	9.8
Adjusted CAS per AgEqOz[1]	$11.38	$12.05	$12.10	$10.71	$12.05
Adjusted CAS per Average Spot AgEqOz[1]	$10.63	$11.34	$11.64	$9.90	$11.00
Adjusted CAS per AuEqOz[1]	$791	$676	$712	$644	$721
Adjusted AISC per AgEqOz[1]	$15.02	$16.13	$16.46	$14.82	$16.05
Adjusted AISC per Average Spot AgEqOz[1]	$13.66	$14.52	$15.23	$12.95	$13.51

Financial Results
First quarter revenue increased 29% to $206.1 million primarily due to a reduction in metal inventory. Silver sales contributed 38% while gold sales contributed 62%. Average realized silver and gold prices were $17.61 and $1,149 per ounce, respectively, representing an increase of 6% and decrease of 2% quarter-over-quarter. The average realized gold price reflects the sale of 19,300 ounces to Franco-Nevada at a price of $800 per ounce.
Costs applicable to sales were $132.7 million for the quarter, increasing 30% as a result of higher silver and gold ounces sold. General and administrative expenses were $10.1 million, $3.5 million higher than the preceding quarter, largely attributable to higher outside service fees and increased employee-related costs, including one-time severance costs.

Net income, EBITDA1 and free cash flow1 were positively impacted quarter-over-quarter by a reduction in metal inventory, lower companywide unit costs, and the sale of the Joaquin project in Argentina for total consideration of $27.4 million.

Operations
Highlights of first quarter 2017 results for each of the Company's operating segments are provided below.

Palmarejo, Mexico

(Dollars in millions, except per ounce amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Underground Operations:
Tons mined	355,793	293,706	253,681	283,971	215,642
Average silver grade (oz/t)	4.84	5.00	3.96	5.40	4.21
Average gold grade (oz/t)	0.09	0.09	0.08	0.08	0.07
Surface Operations:
Tons mined	—	—	—	1,695	35,211
Average silver grade (oz/t)	—	—	—	7.77	4.18
Average gold grade (oz/t)	—	—	—	0.07	0.04
Processing:
Total tons milled	360,383	287,569	274,644	270,142	246,533
Average recovery rate – Ag	86.5%	89.1%	85.5%	89.5%	89.1%
Average recovery rate – Au	93.7%	90.4%	77.7%	86.4%	92.1%
Silver ounces produced (000's)	1,531	1,269	933	1,307	933
Gold ounces produced	30,792	23,906	16,608	18,731	14,668
Silver equivalent ounces produced[1] (000's)	3,378	2,703	1,930	2,431	1,813
Silver ounces sold (000's)	1,965	937	778	1,350	928
Gold ounces sold	41,045	15,558	11,410	19,214	12,899
Silver equivalent ounces sold[1] (000's)	4,427	1,872	1,462	2,502	1,702
Silver equivalent ounces sold[1] (average spot) (000's)	4,837	2,042	1,555	2,792	1,955
Metal sales	$77.7	$32.5	$30.7	$48.3	$29.8
Costs applicable to sales	$43.0	$20.9	$16.0	$22.9	$21.0
Adjusted CAS per AgEqOz[1]	$9.68	$11.01	$10.70	$9.02	$11.54
Adjusted CAS per average spot AgEqOz[1]	$8.87	$10.11	$10.05	$8.09	$10.03
Exploration expense	$1.6	$2.4	$1.3	$0.6	$0.8
Cash flow from operating activities	$50.5	$(1.7)	$13.7	$11.3	$3.4
Sustaining capital expenditures	$5.0	$3.9	$6.7	$5.5	$6.6
Development capital expenditures	$1.2	$4.2	$3.3	$3.4	$2.2
Total capital expenditures	$6.2	$8.1	$10.0	$8.9	$8.8
Free cash flow (before royalties)	$44.3	$(9.8)	$3.7	$2.4	$(5.4)
Gold production royalty payments	$—	$—	$7.6	$10.5	$9.1
Free cash flow[1]	$44.3	$(9.8)	$(3.9)	$(8.1)	$(14.5)

•	Mining rates at Guadalupe and Independencia averaged 2,700 and 1,225 tons per day, respectively, during the quarter and remain on-track to reach a year-end combined target of 4,500 tons per day

•	Higher mining rates drove a 25% quarter-over-quarter and 86% year-over-year increase in silver equivalent[1] production to 3.4 million ounces

•
In addition to higher production, metal sales were also positively impacted by a reduction in metal inventory, with silver sales more than doubling both quarter-over-quarter and year-over-year to 2.0 million and gold sales increasing to 41,045 ounces, up 164% quarter-over-quarter and 218% year-over-year

•	Gold sales to Franco-Nevada were 19,300 ounces at a price of $800 per ounce. For the full year, the Company expects 40% - 45% of Palmarejo's gold sales to be to Franco-Nevada at $800 per ounce

•
First quarter adjusted CAS per average spot AgEqOz[1] was $8.87, declining 12% quarter-over-quarter and 12% year-over-year and below full-year guidance of $9.00 - $9.50 per ounce as a result of lower unit costs

•	Palmarejo achieved quarterly free cash flow[1] of $44.3 million, its highest in nearly four years

Rochester, Nevada

(Dollars in millions, except per ounce amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Ore tons placed	3,513,708	3,878,487	4,901,039	6,402,013	4,374,459
Average silver grade (oz/t)	0.58	0.57	0.54	0.54	0.64
Average gold grade (oz/t)	0.002	0.002	0.003	0.003	0.004
Silver ounces produced (000's)	1,127	1,277	1,161	1,197	929
Gold ounces produced	10,356	14,231	12,120	13,940	10,460
Silver equivalent ounces produced[1] (000's)	1,749	2,131	1,888	2,033	1,557
Silver ounces sold (000's)	1,289	1,205	1,163	1,137	1,079
Gold ounces sold	13,592	12,988	11,751	12,909	11,672
Silver equivalent ounces sold[1] (000's)	2,104	1,984	1,868	1,912	1,779
Silver equivalent ounces sold[1] (average spot) (000's)	2,240	2,128	1,963	2,106	2,009
Metal sales	$39.0	$36.2	$37.9	$35.8	$30.0
Costs applicable to sales	$26.4	$23.7	$21.8	$21.7	$22.5
Adjusted CAS per AgEqOz[1]	$12.57	$11.99	$11.56	$11.30	$12.61
Adjusted CAS per average spot AgEqOz[1]	$11.81	$11.16	$11.02	$10.24	$11.17
Exploration expense	$0.1	$0.4	$0.1	$0.2	$0.1
Cash flow from operating activities	$5.7	$7.6	$9.5	$9.2	$2.1
Sustaining capital expenditures	$0.2	$1.5	$1.2	$2.6	$2.5
Development capital expenditures	$10.4	$4.3	$2.2	$1.3	$0.8
Total capital expenditures	$10.6	$5.8	$3.4	$3.9	$3.3
Free cash flow[1]	$(4.9)	$1.8	$6.1	$5.3	$(1.2)

•
Record precipitation in the first half of the quarter negatively impacted crushing and placement rates and diluted process solutions. While operations normalized in March, quarter-over-quarter silver equivalent[1] production was 18% lower, although 12% higher year-over-year. Production is expected to improve in the second quarter and increase modestly following the anticipated completion of the Stage IV leach pad expansion in the third quarter

•	Silver and gold sales increased 7% and 5%, respectively, quarter-over-quarter to 1.3 million ounces and 13,592 ounces due to a reduction in metal inventory

•	Adjusted CAS per average spot AgEqOz[1] increased 6% to $11.81 during the quarter and are expected to trend lower throughout the remainder of the year as production and sales increase

•	Negative quarterly free cash flow[1] was primarily driven by weather-related lower production and higher capital expenditures, principally related to the Stage IV leach pad expansion

Kensington, Alaska

(Dollars in millions, except per ounce amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Tons milled	165,895	163,410	140,322	157,117	159,360
Average gold grade (oz/t)	0.17	0.22	0.20	0.22	0.21
Average recovery rate	94.0%	94.4%	94.8%	94.1%	95.8%
Gold ounces produced	26,197	33,688	26,459	32,210	31,974
Gold ounces sold	32,144	28,864	30,998	30,178	31,648
Metal sales	$38.0	$34.2	$40.2	$36.5	$35.7
Costs applicable to sales	$28.4	$23.0	$26.7	$22.6	$24.4
Adjusted CAS per AuOz[1]	$884	$801	$859	$740	$761
Exploration expense	$0.8	$1.3	$1.2	$1.0	$—
Cash flow from operating activities	$4.5	$11.4	$18.0	$7.7	$13.7
Sustaining capital expenditures	$2.5	$8.9	$5.2	$4.3	$4.4
Development capital expenditures	$3.0	$3.7	$3.4	$3.2	$3.7
Total capital expenditures	$5.5	$12.6	$8.6	$7.5	$8.1
Free cash flow[1]	$(1.0)	$(1.2)	$9.4	$0.2	$5.6

•	As anticipated, first quarter production declined 22% quarter-over-quarter to 26,197 ounces as a result of lower grades. Higher grades and production are expected in the second half of the year

•	Adjusted CAS per gold ounce (AuOz) increased 10% quarter-over-quarter to $884 due to lower grades; unit costs are expected to trend lower through the remainder of the year as grades improve

•	Development of the Jualin decline remains on track for initial production later this year

•
The Company is increasing its exploration program by $6 million largely to expand the size of Jualin and support sustained mining activities from this high-grade deposit. This increase in exploration expense will be equally offset by lower underground capital development

Wharf, South Dakota

(Dollars in millions, except per ounce amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Ore tons placed	1,292,181	1,178,803	1,199,008	915,631	974,663
Average silver grade (oz/t)	0.22	0.29	0.24	0.28	0.30
Average gold grade (oz/t)	0.027	0.027	0.033	0.037	0.031
Average plant recovery rate – Au	97.4%	98.9%	94.4%	88.5%	95.9%
Gold ounces produced	20,873	30,675	29,684	27,846	20,970
Silver ounces produced (000's)	20	32	25	35	13
Gold equivalent ounces produced[1]	21,207	31,202	30,106	28,433	21,186
Silver ounces sold (000's)	33	30	17	33	15
Gold ounces sold	24,093	29,698	29,230	26,242	22,872
Gold equivalent ounces sold[1]	24,636	30,204	29,508	26,786	23,122
Metal sales	$30.3	$35.5	$39.3	$34.0	$27.9
Costs applicable to sales	$16.3	$16.9	$19.7	$14.3	$15.5
Adjusted CAS per AuEqOz[1]	$670	$556	$559	$534	$667
Exploration expense	$—	$—	$—	$—	$—
Cash flow from operating activities	$8.6	$15.4	$21.1	$16.2	$9.7
Sustaining capital expenditures	$0.9	$1.3	$0.6	$1.5	$1.4
Development capital expenditures	$—	$—	$—	$—	$—
Total capital expenditures	$0.9	$1.3	$0.6	$1.5	$1.4
Free cash flow[1]	$7.7	$14.1	$20.5	$14.7	$8.3

•
Gold production during the first quarter declined 32% to 20,873 ounces as a result of leach pad offload timing; production is expected to increase in the second and third quarters as the remainder of the high-grade Golden Reward deposit is mined

•	Sales of 24,093 ounces of gold represented a 19% quarter-over-quarter decline due to lower production, which was partially offset by a reduction of metal inventory

•	As a result of lower production during the quarter, adjusted CAS per AuEqOz[1] increased 21% to $670, well below full-year guidance of $775 - $825

•	During the quarter, Wharf generated $7.7 million of free cash flow[1], bringing cumulative free cash flow[1] since its acquisition in February 2015 for $99 million to $94.1 million

San Bartolomé, Bolivia

(Dollars in millions, except per ounce amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Tons milled	384,267	368,131	450,409	440,441	407,806
Average silver grade (oz/t)	3.49	3.96	3.43	3.79	3.64
Average recovery rate	90.7%	86.3%	88.7%	87.4%	93.1%
Silver ounces produced (000's)	1,215	1,259	1,370	1,458	1,382
Silver ounces sold (000's)	1,148	1,218	1,391	1,418	1,384
Metal sales	$20.6	$19.9	$27.5	$25.2	$21.3
Costs applicable to sales	$18.2	$17.3	$20.8	$18.6	$17.5
Adjusted CAS per AgOz[1]	$15.88	$13.97	$14.40	$12.97	$12.56
Exploration expense	$—	$—	$—	$—	$—
Cash flow from operating activities	$11.3	$4.1	$8.6	$11.2	$5.5
Sustaining capital expenditures	$0.4	$1.8	$3.0	$1.3	$0.5
Development capital expenditures	$—	$—	$—	$—	$—
Total capital expenditures	$0.4	$1.8	$3.0	$1.3	$0.5
Free cash flow[1]	$10.9	$2.3	$5.6	$9.9	$5.0

•
Persistent nationwide drought conditions resulted in a 3% quarter-over-quarter decline in silver production to 1.2 million ounces; higher production is expected in the second quarter as a result of more precipitation and a greater contribution of higher-grade third party ore purchases

•	Adjusted CAS per silver ounce (AgOz) increased 14% during the quarter due to lower production and sales; unit costs are expected to decrease during the second quarter as production and sales increase

•	Free cash flow[1] for the first quarter increased almost fourfold to $10.9 million due to the timing of cash flows related to sales

Endeavor Silver Stream

(Dollars in millions, except per ounce amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Tons milled	45,340	52,711	42,335	37,521	86,863
Average silver grade (oz/t)	1.71	2.09	2.28	1.66	3.17
Average recovery rate	51.4%	39.8%	58.2%	52.5%	41.9%
Silver ounces produced (000's)	40	44	56	33	115
Silver ounces sold (000's)	40	58	46	35	123
Metal sales	$0.7	$0.9	$0.8	$0.5	$1.9
Royalty revenue	$—	$(0.2)	$(0.1)	$1.8	$1.8
Costs applicable to sales (Endeavor silver stream)	$0.3	$—	$0.4	$0.3	$1.0
CAS per AgOz[1]	$7.22	$7.06	$8.10	$7.94	$5.35
Cash flow from operating activities	$0.2	$2.2	$0.4	$(3.2)	$0.8
Free cash flow[1]	$0.2	$2.2	$0.4	$(3.2)	$0.8

•	Silver production from the Company's silver stream on the Endeavor mine in Australia was 39,941 ounces for the quarter, declining 9% quarter-over-quarter

•	In response to higher zinc and lead prices, the operator of the mine has begun to ramp up with higher production and free cash flow[1] expected throughout the remainder of the year

Exploration
First quarter expensed exploration was $5.3 million, unchanged from the previous quarter and up from $1.7 million from the same period in 2016, while capitalized exploration totaled $2.3 million. At quarter-end, the Company had 17 drill rigs active across its portfolio compared to just three a year earlier.
Highlights from Coeur's expanded exploration activities include:

•	A 25,000 meter drill program at La Preciosa is nearing completion with an updated PEA anticipated later this year

•
Since early 2017, four drills have been active underground at Guadalupe and Independencia focused on both resource expansion and conversion. Three to four additional drills have been active on surface, targeting resource expansion at North Independencia, North Guadalupe, La Nación and La Bavisa. Preliminary results from the Zapeta vein, located at the north end of Guadalupe, and the Hidalgo vein, located at the north end of Independencia, have been encouraging and are expected to be included in the Company's year-end resource statement

•
Exploration efforts at Kensington are accelerating with an incremental $6 million allocated to the 2017 budget of $4 million. These funds are expected to expand the size of Jualin and support sustained mining activities from this high-grade deposit. Resource expansion of veins #4 and #5 remains a strong priority, while drilling on vein #4 focused on resource conversion also progresses. As a result, the Company is increasing its full-year exploration expense guidance to $29 - $31 million

Full-Year 2017 Outlook
Production guidance remains unchanged from guidance originally published January 5, 2017 and affirmed on April 6, 2017. Cost guidance per average spot silver equivalent ounce using 69:1 silver-to-gold equivalence was updated by applying 70:1 equivalence on March 23, 2017.
Exploration expense guidance has been increased by $6 million to further accelerate the expansion of Kensington's Jualin deposit. Capital expenditure guidance has been equally reduced due to lower anticipated underground capital development expenditures at Kensington.

2017 Production Outlook

(silver and silver equivalent ounces in thousands)	Silver	Gold	Silver Equivalent[1]
Palmarejo	6,500 - 7,000	110,000 - 120,000	13,100 - 14,200
Rochester	4,200 - 4,700	47,000 - 52,000	7,020 - 7,820
San Bartolomé	5,400 - 5,900	—	5,400 - 5,900
Endeavor	300 - 400	—	300 - 400
Kensington	—	120,000 - 125,000	7,200 - 7,500
Wharf	—	85,000 - 90,000	5,100 - 5,400
Total	16,400 - 18,000	362,000 - 387,000	38,120 - 41,220

2017 Cost Outlook

	Original Guidance (if changed)		Current Guidance
(dollars in millions, except per ounce amounts)	60:1	69:1 Spot	60:1	70:1 Spot
CAS per AgEqOz[1] – Palmarejo		$9.25 - $9.75	$10.00 - $10.50	$9.00 - $9.50
CAS per AgEqOz[1] – Rochester		$10.75 - $11.25	$11.50 - $12.00	$10.50 - $11.00
CAS per AgOz[1] – San Bartolomé			$14.00 - $14.50
CAS per AuOz[1] – Kensington			$800 - $850
CAS per AuEqOz[1] – Wharf			$775 - $825
Capital Expenditures	$115 - $135		$109 - $129
General and Administrative Expenses			$28 - $32
Exploration Expense	$23 - $25		$29 - $31
AISC per AgEqOz[1]		$14.50 - $15.00	$15.75 - $16.25	$14.25 - $14.75

Financial Results and Conference Call
Coeur will report its operational and financial results for first quarter 2017 on April 26, 2017 after the New York Stock Exchange closes for trading. There will be a conference call on April 27, 2017 at 11:00 a.m. Eastern time.
Dial-In Numbers:        (855) 560-2581 (US)
(855) 669-9657 (Canada)
(412) 542-4166 (International)
Conference ID:        Coeur Mining

The conference call and presentation will also be webcast on the Company’s website www.coeur.com. Hosting the call will be Mitchell J. Krebs, President and Chief Executive Officer of Coeur, who will be joined by Peter C. Mitchell, Senior Vice President and Chief Financial Officer, Frank L. Hanagarne, Jr., Senior Vice President and Chief Operating Officer, Hans Rasmussen, Senior Vice President of Exploration, and other members of management. A replay of the call will be available through May 11, 2017.
Replay numbers:        (877) 344-7529 (US)
(855) 669-9658 (Canada)
(412) 317-0088 (International)
Conference ID:        101 02 991

About Coeur
Coeur Mining is a well-diversified, growing precious metals producer with five precious metals mines in the Americas employing approximately 2,000 people. Coeur produces from its wholly-owned operations: the Palmarejo silver-gold complex in Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska, the Wharf gold mine in South Dakota, and the San Bartolomé silver mine in Bolivia. The Company also has a non-operating interest in the Endeavor mine in Australia. In addition, the Company owns the La Preciosa project in Mexico, a silver-gold exploration stage project. Coeur conducts exploration activities in North and South America.

Cautionary Statement
This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including statements regarding anticipated production, costs, grades, margin, cash flow, expectations regarding the La Preciosa project and the timing of publication of a PEA, operations at the Palmarejo complex, expectations regarding the Palmarejo gold stream agreement, expansion at Rochester, grades and development efforts at Kensington, operations at Wharf, third party ore purchases at San Bartolomé, and cash flow and production levels at the Endeavor mine. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risk that anticipated production, cost, and expense levels are not attained, the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver and a sustained lower price environment, the uncertainties inherent in Coeur's production, exploratory and developmental activities, including risks relating to permitting and regulatory delays, ground conditions, grade variability, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver reserves, changes that could result from Coeur's future acquisition of new mining properties or businesses, the loss of any third-party smelter to which Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, the political risks and uncertainties associated with operations in Bolivia, Coeur's ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur's most recent reports on Form 10-K or Form 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

Christopher Pascoe, Coeur's Director, Technical Services and a qualified person under Canadian National Instrument 43-101, approved the scientific and technical information concerning Coeur's mineral projects in this news release. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, Canadian investors should refer to the Technical Reports for each of Coeur's properties as filed on SEDAR at sedar.com.

Non-U.S. GAAP Measures
We supplement the reporting of our financial information determined under United States generally accepted accounting principles (U.S. GAAP) with certain non-U.S. GAAP financial measures, including EBITDA, adjusted EBITDA, net debt, net debt-to-LTM adjusted EBITDA, total debt-to-LTM adjusted EBITDA, adjusted net income (loss), costs applicable to sales per silver equivalent ounce (or per gold equivalent ounce or per average spot silver equivalent ounce), adjusted costs applicable to sales per silver equivalent ounce (or per gold equivalent ounce or per average spot silver equivalent ounce), all-in sustaining costs, and adjusted all-in sustaining costs. We believe that these adjusted measures provide meaningful information to assist management, investors and analysts in understanding our financial results and assessing our prospects for future performance. We believe these adjusted financial measures are important indicators of our recurring operations because they exclude items that may not be indicative of, or are unrelated to our core operating results, and provide a better baseline for analyzing trends in our underlying businesses. We believe EBITDA, adjusted EBITDA, net debt, net debt-to-LTM adjusted EBITDA, total debt-to-LTM adjusted EBITDA, adjusted net income (loss), costs applicable to sales per silver equivalent ounce (or per gold equivalent ounce or per average spot silver equivalent ounce), adjusted costs applicable to sales per silver equivalent ounce (or per gold equivalent ounce or per average spot silver equivalent ounce), all-in sustaining costs, and adjusted all-in sustaining costs are important measures in assessing the Company's overall financial performance. For additional explanation regarding our use of non-U.S. GAAP financial measures, please refer to our Form 10-K for the year ended December 31, 2016 and our quarterly report on Form 10-Q for the quarter ended March 31, 2017.

Notes
1. EBITDA, adjusted EBITDA, net debt, net debt-to-LTM adjusted EBITDA, total debt-to-LTM adjusted EBITDA, adjusted net income (loss), costs applicable to sales per silver equivalent ounce (or per gold equivalent ounce or per average spot silver equivalent ounce), adjusted costs applicable to sales per silver equivalent ounce (or per gold equivalent ounce or per average spot silver equivalent ounce), all-in sustaining costs, and adjusted all-in sustaining costs are non-GAAP measures. Please see tables in the Appendix for the reconciliation to U.S. GAAP. For purposes of silver and gold equivalence, a 60:1 silver to gold ratio is assumed except where noted as average spot prices. Please see table below for average silver and gold spot prices during the period and the silver to gold ratio. Free cash flow is defined as cash flow from operating activities less capital expenditures and gold production royalty payments. Please see table in Appendix for the calculation of consolidated free cash flow.
2. Includes capital leases. Net of debt issuance costs and premium received.

Average Spot Prices

	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Average Silver Spot Price Per Ounce	$17.42	$17.19	$19.61	$16.78	$14.85
Average Gold Spot Price Per Ounce	$1,219	$1,222	$1,335	$1,260	$1,183
Average Silver to Gold Spot Equivalence	70:1	71:1	68:1	75:1	80:1

For Additional Information:
Courtney Lynn, Vice President, Investor Relations and Treasurer
(312) 489-5910

www.coeur.com

Coeur Mining, Inc. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Loss)

	Three months ended March 31,
	2017	2016
	In thousands, except share data
Revenue	$206,138	$148,387
COSTS AND EXPENSES
Costs applicable to sales(1)	132,712	101,555
Amortization	40,104	27,964
General and administrative	10,133	8,276
Exploration	5,252	1,731
Write-downs	—	4,446
Pre-development, reclamation, and other	4,581	4,204
Total costs and expenses	192,782	148,176
OTHER INCOME (EXPENSE), NET
Fair value adjustments, net	(1,200)	(8,695)
Interest expense, net of capitalized interest	(3,586)	(11,120)
Other, net	21,139	1,314
Total other income (expense), net	16,353	(18,501)
Income (loss) before income and mining taxes	29,709	(18,290)
Income and mining tax (expense) benefit	(11,046)	(2,106)
NET INCOME (LOSS)	$18,663	$(20,396)
OTHER COMPREHENSIVE INCOME (LOSS), net of tax:
Unrealized gain (loss) on equity securities, net of tax of ($1,101) for the three months ended March 31, 2016	(2,182)	1,043
Reclassification adjustments for impairment of equity securities	121	—
Reclassification adjustments for realized (gain) loss on sale of equity securities	1,471	588
Other comprehensive income (loss)	(590)	1,631
COMPREHENSIVE INCOME (LOSS)	$18,073	$(18,765)

NET INCOME (LOSS) PER SHARE
Basic	$0.10	$(0.14)

Diluted	$0.10	$(0.14)

Coeur Mining, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows

	Three months ended March 31,
	2017	2016
	In thousands
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$18,663	(20,396)
Adjustments:
Amortization	40,104	27,964
Accretion	2,514	3,169
Deferred income taxes	1,375	(2,105)
Fair value adjustments, net	1,200	8,695
Stock-based compensation	3,307	2,915
Gain on sale of the Joaquin project	(21,138)	—
Write-downs	—	4,446
Other	(2,198)	(1,435)
Changes in operating assets and liabilities:
Receivables	13,106	3,481
Prepaid expenses and other current assets	(4,299)	1,279
Inventory and ore on leach pads	14,292	(7,822)
Accounts payable and accrued liabilities	(11,655)	(13,574)
CASH PROVIDED BY OPERATING ACTIVITIES	55,271	6,617
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(23,979)	(22,172)
Proceeds from the sale of assets	15,019	4,009
Purchase of investments	(1,016)	(7)
Sale of investments	10,020	997
Other	(1,546)	(1,473)
CASH USED IN INVESTING ACTIVITIES	(1,502)	(18,646)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on debt, capital leases, and associated costs	(3,226)	(5,971)
Gold production royalty payments	—	(9,131)
Other	(3,247)	(280)
CASH USED IN FINANCING ACTIVITIES	(6,473)	(15,382)
Effect of exchange rate changes on cash and cash equivalents	555	86
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	47,851	(27,325)
Cash and cash equivalents at beginning of period	162,182	200,714
Cash and cash equivalents at end of period	$210,033	$173,389

Coeur Mining, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	March 31, 2017 (Unaudited)	December 31, 2016
ASSETS	In thousands, except share data
CURRENT ASSETS
Cash and cash equivalents	$210,033	$162,182
Receivables	67,064	60,431
Inventory	73,760	106,026
Ore on leach pads	66,585	64,167
Prepaid expenses and other	22,450	17,981
	439,892	410,787
NON-CURRENT ASSETS
Property, plant and equipment, net	222,617	216,796
Mining properties, net	549,207	558,455
Ore on leach pads	72,461	67,231
Restricted assets	18,954	17,597
Equity securities	3,796	4,488
Receivables	15,558	30,951
Other	15,265	12,604
TOTAL ASSETS	$1,337,750	$1,318,909
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$47,370	$53,335
Accrued liabilities and other	37,999	42,743
Debt	13,451	12,039
Royalty obligations	4,961	4,995
Reclamation	3,604	3,522
	107,385	116,634
NON-CURRENT LIABILITIES
Debt	205,625	198,857
Royalty obligations	4,316	4,292
Reclamation	97,595	95,804
Deferred tax liabilities	76,363	74,798
Other long-term liabilities	59,846	60,037
	443,745	433,788
STOCKHOLDERS’ EQUITY
Common stock, par value $0.01 per share; authorized 300,000,000 shares, issued and outstanding 181,492,911 at March 31, 2017 and 180,933,287 at December 31, 2016	1,815	1,809
Additional paid-in capital	3,314,644	3,314,590
Accumulated other comprehensive income (loss)	(3,078)	(2,488)
Accumulated deficit	(2,526,761)	(2,545,424)
	786,620	768,487
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,337,750	$1,318,909

Adjusted EBITDA Reconciliation

(Dollars in thousands except per share amounts)	LTM 1Q 2017	1Q 2017	2016	4Q 2016	3Q 2016	2Q 2016	1Q 2016	LTM 1Q 2016
Net income (loss)	$94,411	$18,663	$55,352	$(8,306)	$69,557	$14,497	$(20,396)	$(354,292)
Interest expense, net of capitalized interest	29,386	3,586	36,920	6,857	8,068	10,875	11,120	46,058
Income tax provision (benefit)	(45,299)	11,046	(54,239)	(1,122)	(54,455)	(768)	2,106	(24,225)
Amortization	135,301	40,104	123,161	29,929	27,763	37,505	27,964	138,625
EBITDA	213,799	73,399	161,194	27,358	50,933	62,109	20,794	(193,834)
Fair value adjustments, net	4,086	1,200	11,581	(1,654)	961	3,579	8,695	(1,391)
Impairment of equity securities	824	121	703	683	—	20	—	832
Foreign exchange loss	9,207	(1,349)	10,720	3,435	1,466	5,655	164	13,727
Gain on sale of Joaquin project	(21,138)	(21,138)	—	—	—	—	—	—
(Gain) loss on sale of assets	(8,183)	2,066	(11,334)	339	(7,462)	(3,126)	(1,085)	(778)
(Gain) loss on debt extinguishment	21,365	—	21,365	11,325	10,040	—	—	(15,700)
Corporate reorganization costs	—	—	—	—	—	—	—	647
Transaction-related costs	819	—	1,199	1	26	792	380	517
Asset retirement obligation accretion	8,699	2,390	8,369	2,147	2,096	2,066	2,060	8,542
Inventory adjustments and write-downs	5,896	(104)	6,917	389	4,665	946	1,944	6,957
Write-downs	—	—	4,446	—	—	—	4,446	317,783
Adjusted EBITDA	$235,374	$56,585	$215,160	$44,023	$62,725	$72,041	$37,398	$137,302

Adjusted Net Income (Loss) Reconciliation

(Dollars in thousands except per share amounts)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Net income (loss)	$18,663	$(8,306)	$69,557	$14,497	$(20,396)
Fair value adjustments, net	1,200	(1,654)	961	3,579	8,695
Impairment of equity securities	121	683	—	20	—
Write-downs	—	—	—	—	4,446
Inventory write-downs	—	—	3,689	—	—
Gain on sale of Joaquin project	(21,138)	—	—	—	—
(Gain) loss on sale of assets	2,066	339	(7,462)	(3,126)	(1,085)
(Gain) loss on debt extinguishments	—	11,325	10,040	—	—
Corporate reorganization costs	—	—	—	—	—
Transaction-related costs	—	1	26	792	380
Deferred tax on reorganization	—	—	(40,767)	—	—
Foreign exchange (gain) loss	4,268	351	2,549	(2,810)	(1,124)
Tax effect of adjustments	1,807	—	(38)	$3,996	$(1,375)
Adjusted net income (loss)	$6,987	$2,739	$38,555	$16,948	$(10,459)

Adjusted net income (loss) per share - Basic	$0.04	$0.01	$0.24	$0.11	$(0.06)
Adjusted net income (loss) per share - Diluted	$0.04	$0.01	$0.23	$0.11	$(0.06)

Consolidated Debt Reconciliation

(Dollars in thousands)	1Q 2017		2016		1Q 2016
Cash and cash equivalents	$210,033		$162,182		$171,389
Total debt	219,076		210,896		511,101
Net debt	9,043		48,714		339,712
LTM adjusted EBITDA	235,374		215,160		137,302
Total debt / LTM adjusted EBITDA	0.9	x	1.0	x	3.7	x
Net debt / LTM adjusted EBITDA	0.04	x	0.2	x	2.5	x

Consolidated Free Cash Flow Reconciliation

(Dollars in thousands)	1Q 2017	4Q 2016	3Q 2016	2Q 2016	1Q 2016
Cash flow from operating activities	$55,271	$25,449	$47,812	$45,939	$6,617
Capital expenditures	(23,979)	(29,926)	(25,627)	(23,288)	(22,172)
Gold production royalty payments	—	—	(7,563)	(10,461)	(9,131)
Free cash flow	31,292	(4,477)	14,622	12,190	(24,686)

Reconciliation of All-in Sustaining Costs per Silver Equivalent Ounce
for Three Months Ended March 31, 2017

	Silver					Gold			Total
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total	Kensington	Wharf	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$63,151	$32,255	$19,633	$400	$115,439	$37,621	$19,431	$57,052	$172,491
Amortization	20,150	5,816	1,411	113	27,490	9,178	3,111	12,289	39,779
Costs applicable to sales	$43,001	$26,439	$18,222	$287	$87,949	$28,443	$16,320	$44,763	$132,712
Silver equivalent ounces sold	4,427,346	2,104,209	1,148,006	39,765	7,719,326				11,126,126
Gold equivalent ounces sold						32,144	24,636	56,780
Costs applicable to sales per ounce	$9.71	$12.56	$15.87	$7.22	$11.39	$885	$662	$788	$11.93
Inventory adjustments	(0.03)	0.01	0.01	—	(0.01)	(1)	8	3	0.01
Adjusted costs applicable to sales per ounce	$9.68	$12.57	$15.88	$7.22	$11.38	$884	$670	$791	$11.94

Costs applicable to sales per average spot ounce	$8.89	$11.80			$10.64				$10.85
Inventory adjustments	(0.02)	0.01			(0.01)				0.01
Adjusted costs applicable to sales per average spot ounce	$8.87	$11.81			$10.63				$10.86

Costs applicable to sales									$132,712
Treatment and refining costs									1,616
Sustaining capital(1)									11,600
General and administrative									10,133
Exploration									5,252
Reclamation									3,818
Project/pre-development costs									1,889
All-in sustaining costs									$167,020
Silver equivalent ounces sold									7,719,326
Kensington and Wharf silver equivalent ounces sold									3,406,800
Consolidated silver equivalent ounces sold									11,126,126
All-in sustaining costs per silver equivalent ounce									$15.01
Inventory adjustments									$0.01
Adjusted all-in sustaining costs per silver equivalent ounce									$15.02

Consolidated silver equivalent ounces sold (average spot)									12,235,897
All-in sustaining costs per average spot silver equivalent ounce									$13.65
Inventory adjustments									$0.01
Adjusted all-in sustaining costs per average spot silver equivalent ounce									$13.66

Reconciliation of All-in Sustaining Costs per Silver Equivalent Ounce
for Three Months Ended December 31, 2016

	Silver					Gold			Total
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total	Kensington	Wharf	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$29,667	$29,581	$18,514	$557	$78,319	$31,577	$21,861	$53,438	$131,757
Amortization	8,784	5,844	1,303	148	16,079	8,584	4,982	13,566	29,645
Costs applicable to sales	$20,883	$23,737	$17,211	$409	$62,240	$22,993	$16,879	$39,872	$102,112
Silver equivalent ounces sold	1,871,178	1,983,393	1,217,659	57,903	5,130,133				8,674,273
Gold equivalent ounces sold						28,864	30,205	59,069
Costs applicable to sales per ounce	$11.16	$11.97	$14.13	$7.06	$12.13	$797	$559	$675	$11.77
Inventory adjustments	(0.15)	0.02	(0.16)	—	(0.08)	4	(3)	1	(0.04)
Adjusted costs applicable to sales per ounce	$11.01	$11.99	$13.97	$7.06	$12.05	$801	$556	$676	$11.73

Costs applicable to sales per average spot ounce	$10.24	$11.14			$11.42				$10.59
Inventory adjustments	(0.13)	0.02			(0.08)				(0.04)
Adjusted costs applicable to sales per average spot ounce	$10.11	$11.16			$11.34				$10.55

Costs applicable to sales									$102,112
Treatment and refining costs									1,261
Sustaining capital									19,850
General and administrative									6,587
Exploration									5,261
Reclamation									3,537
Project/pre-development costs									1,693
All-in sustaining costs									$140,301
Silver equivalent ounces sold									5,130,133
Kensington and Wharf silver equivalent ounces sold									3,544,140
Consolidated silver equivalent ounces sold									8,674,273
All-in sustaining costs per silver equivalent ounce									$16.17
Inventory adjustments									$(0.04)
Adjusted all-in sustaining costs per silver equivalent ounce									$16.13

Consolidated silver equivalent ounces sold (average spot)									9,636,058
All-in sustaining costs per average spot silver equivalent ounce									$14.56
Inventory adjustments									$(0.04)
Adjusted all-in sustaining costs per average spot silver equivalent ounce									$14.52

Reconciliation of All-in Sustaining Costs per Silver Equivalent Ounce
for Three Months Ended September 30, 2016

	Silver					Gold			Total
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total	Kensington	Wharf	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$21,794	$27,027	$22,536	$486	$71,843	$34,755	$26,158	$60,913	$132,756
Amortization	5,761	5,244	1,723	113	12,841	8,046	6,461	14,507	27,348
Costs applicable to sales	$16,033	$21,783	$20,813	$373	$59,002	$26,709	$19,697	$46,406	$105,408
Silver equivalent ounces sold	1,462,401	1,868,085	1,390,552	46,069	4,767,107				8,397,467
Gold equivalent ounces sold						30,998	29,508	60,506
Costs applicable to sales per ounce	$10.96	$11.66	$14.97	$8.10	$12.38	$862	$668	$767	$12.55
Inventory adjustments	(0.26)	(0.10)	(0.57)	—	(0.28)	(3)	(109)	(55)	(0.56)
Adjusted costs applicable to sales per ounce	$10.70	$11.56	$14.40	$8.10	$12.10	$859	$559	$712	$11.99

Costs applicable to sales per average spot ounce	$10.29	$11.11			$11.91				$11.62
Inventory adjustments	(0.24)	(0.09)			(0.27)				(0.52)
Adjusted costs applicable to sales per average spot ounce	$10.05	$11.02			$11.64				$11.10

Costs applicable to sales									$105,408
Treatment and refining costs									761
Sustaining capital									19,762
General and administrative									7,113
Exploration									3,706
Reclamation									4,036
Project/pre-development costs									2,133
All-in sustaining costs									$142,919
Silver equivalent ounces sold									4,767,107
Kensington and Wharf silver equivalent ounces sold									3,630,360
Consolidated silver equivalent ounces sold									8,397,467
All-in sustaining costs per silver equivalent ounce									$17.02
Inventory adjustments									$(0.56)
Adjusted all-in sustaining costs per silver equivalent ounce									$16.46

Consolidated silver equivalent ounces sold (average spot)									9,074,222
All-in sustaining costs per average spot silver equivalent ounce									$15.75
Inventory adjustments									$(0.52)
Adjusted all-in sustaining costs per average spot silver equivalent ounce									$15.23

Reconciliation of All-in Sustaining Costs per Silver Equivalent Ounce
for Three Months Ended June 30, 2016

	Silver					Gold			Total
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total	Kensington	Wharf	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$37,630	$27,158	$20,498	$365	$85,651	$32,419	$19,470	$51,889	$137,540
Amortization	14,765	5,437	1,853	84	22,139	9,808	5,128	14,936	37,075
Costs applicable to sales	$22,865	$21,721	$18,645	$281	$63,512	$22,611	$14,342	$36,953	$100,465
Silver equivalent ounces sold	2,502,442	1,911,885	1,418,455	35,411	5,868,193				9,286,033
Gold equivalent ounces sold						30,178	26,786	56,964
Costs applicable to sales per ounce	$9.14	$11.36	$13.14	$7.94	$10.82	$749	$535	$649	$10.82
Inventory adjustments	(0.12)	(0.06)	(0.17)	—	(0.11)	(9)	(1)	(5)	(0.10)
Adjusted costs applicable to sales per ounce	$9.02	$11.30	$12.97	$7.94	$10.71	$740	$534	$644	$10.72

Costs applicable to sales per average spot ounce	$8.20	$10.30			$10.00				$9.45
Inventory adjustments	(0.11)	(0.06)			(0.10)				(0.09)
Adjusted costs applicable to sales per average spot ounce	$8.09	$10.24			$9.90				$9.36

Costs applicable to sales									$100,465
Treatment and refining costs									1,128
Sustaining capital									21,019
General and administrative									7,400
Exploration									2,233
Reclamation									4,170
Project/pre-development costs									2,098
All-in sustaining costs									$138,513
Silver equivalent ounces sold									5,868,193
Kensington and Wharf silver equivalent ounces sold									3,417,840
Consolidated silver equivalent ounces sold									9,286,033
All-in sustaining costs per silver equivalent ounce									$14.92
Inventory adjustments									$(0.10)
Adjusted all-in sustaining costs per silver equivalent ounce									$14.82

Consolidated silver equivalent ounces sold (average spot)									10,622,163
All-in sustaining costs per average spot silver equivalent ounce									$13.04
Inventory adjustments									$(0.09)
Adjusted all-in sustaining costs per average spot silver equivalent ounce									$12.95

Reconciliation of All-in Sustaining Costs per Silver Equivalent Ounce
for Three Months Ended March 31, 2016

	Silver					Gold			Total
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total	Kensington	Wharf	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$28,327	$27,798	$19,251	$955	$76,331	$32,767	$19,512	$52,279	$128,610
Amortization	7,289	5,313	1,754	299	14,655	8,349	4,051	12,400	27,055
Costs applicable to sales	$21,038	$22,485	$17,497	$656	$61,676	$24,418	$15,461	$39,879	$101,555
Silver equivalent ounces sold	1,702,290	1,779,377	1,384,391	122,694	4,988,752				8,274,952
Gold equivalent ounces sold						31,648	23,122	54,770
Costs applicable to sales per ounce	$12.36	$12.64	$12.64	$5.35	$12.36	$772	$669	$728	$12.27
Inventory adjustments	(0.82)	(0.03)	(0.08)	—	(0.31)	(11)	(2)	(7)	(0.23)
Adjusted costs applicable to sales per ounce	$11.54	$12.61	$12.56	$5.35	$12.05	$761	$667	$721	$12.04

Costs applicable to sales per average spot ounce	$10.74	$11.20			$11.28				$10.34
Inventory adjustments	(0.71)	(0.03)			(0.28)				(0.20)
Adjusted costs applicable to sales per average spot ounce	$10.03	$11.17			$11.00				$10.14

Costs applicable to sales									$101,555
Treatment and refining costs									1,158
Sustaining capital									16,710
General and administrative									8,276
Exploration									1,731
Reclamation									3,759
Project/pre-development costs									1,558
All-in sustaining costs									$134,747
Silver equivalent ounces sold									4,988,752
Kensington and Wharf silver equivalent ounces sold									3,286,200
Consolidated silver equivalent ounces sold									8,274,952
All-in sustaining costs per silver equivalent ounce									$16.28
Inventory adjustments									$(0.23)
Adjusted all-in sustaining costs per silver equivalent ounce									$16.05

Consolidated silver equivalent ounces sold (average spot)									9,828,373
All-in sustaining costs per average spot silver equivalent ounce									$13.71
Inventory adjustments									$(0.20)
Adjusted all-in sustaining costs per average spot silver equivalent ounce									$13.51

Reconciliation of All-in Sustaining Costs per Silver Equivalent Ounce
for 2017 Guidance

	Silver					Gold
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total Silver	Kensington	Wharf	Total Gold	Total Combined
Costs applicable to sales, including amortization (U.S. GAAP)	$211,000	$108,380	$102,000	$3,750	$425,130	$130,500	$83,800	$214,300	$639,430
Amortization	69,200	19,860	18,500	—	107,560	29,100	11,500	40,600	148,160
Costs applicable to sales	$141,800	$88,520	$83,500	$3,750	$317,570	$101,400	$72,300	$173,700	$491,270
Silver equivalent ounces sold	14,000,000	7,680,000	5,900,000	380,000	27,960,000				40,800,000
Gold equivalent ounces sold						124,000	90,000	214,000
Costs applicable to sales per ounce guidance	$10.00 - $10.50	$11.50 - $12.00	$14.00 - $14.50			$800 - $850	$775 - $825

Costs applicable to sales									$491,270
Treatment and refining costs									4,300
Sustaining capital, including capital lease payments									82,000
General and administrative									30,000
Exploration									30,000
Reclamation									14,000
Project/pre-development costs									5,700
All-in sustaining costs									$657,270
Silver equivalent ounces sold									27,960,000
Kensington and Wharf silver equivalent ounces sold									12,840,000
Consolidated silver equivalent ounces sold									40,800,000
All-in sustaining costs per silver equivalent ounce guidance									$15.75 - $16.25

Reconciliation of All-in Sustaining Costs per 70:1 Spot Silver Equivalent Ounce
for 2017 Guidance

	Silver					Gold
In thousands except per ounce amounts	Palmarejo	Rochester	San Bartolomé	Endeavor	Total Silver	Kensington	Wharf	Total Gold	Total Combined
Costs applicable to sales, including amortization (U.S. GAAP)	$211,000	$108,380	$102,000	$3,750	$425,130	$130,500	$83,800	$214,300	$639,430
Amortization	69,200	19,860	18,500	—	107,560	29,100	11,500	40,600	148,160
Costs applicable to sales	$141,800	$88,520	$83,500	$3,750	$317,570	$101,400	$72,300	$173,700	$491,270
Silver equivalent ounces sold	15,380,000	8,160,000	5,900,000	380,000	29,820,000				44,800,000
Gold equivalent ounces sold						124,000	90,000	214,000
Costs applicable to sales per ounce guidance	$9.00 - $9.50	$10.50 - $11.00	$14.00 - $14.50			$800 - $850	$775 - $825

Costs applicable to sales									$491,270
Treatment and refining costs									4,300
Sustaining capital, including capital lease payments									82,000
General and administrative									30,000
Exploration									30,000
Reclamation									14,000
Project/pre-development costs									5,700
All-in sustaining costs									$657,270
Silver equivalent ounces sold									29,820,000
Kensington and Wharf silver equivalent ounces sold									14,980,000
Consolidated silver equivalent ounces sold									44,800,000
All-in sustaining costs per silver equivalent ounce guidance									$14.25 - $14.75